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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                JANUARY 11, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                      PRAECIS PHARMACEUTICALS INCORPORATED
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                       000-30289                     04-3200305
----------------             ---------------------          -------------------
(State or other              (Commission File No.)             (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


            ONE HAMPSHIRE STREET, CAMBRIDGE, MASSACHUSETTS 02139-1572
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (617) 494-8400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         PRAECIS PHARMACEUTICALS INCORPORATED's press release dated January 11, 2001 is incorporated herein by reference and is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:


99.1     Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated January 11,
         2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 11, 2001                     PRAECIS PHARMACEUTICALS INCORPORATED



                                            By /s/ Kevin F. Mclaughlin
                                               --------------------------------
                                               Kevin F. McLaughlin
                                               Senior Vice President, Chief
                                               Financial Officer, Treasurer and
                                               Secretary



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                                  EXHIBIT INDEX


Exhibit
Number          Description

99.1            Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated
                January 11, 2001.



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